UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 29, 2011

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware	1-11605	No. 95-4545390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street

Burbank, California 91521

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 560-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On November 29, 2011, The Walt Disney Company (the “Company”) entered into a Terms Agreement with BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein, with respect to the offer and sale of $1,000,000,000 aggregate principal amount of its 0.875% Global Notes Due 2014 (the “2014 Notes”) and $600,000,000 aggregate principal amount of its 4.125% Global Notes Due 2041 (the “2041 Notes”, together with the 2014 Notes, the “Notes”).  The 2014 Notes were offered to the public at 99.673% of par and proceeds to the Company with respect to the 2014 Notes net of underwriting discounts and commissions of 0.200%, before expenses, was 99.473% of par.  The 2041 Notes were offered to the public at 98.829% of par and proceeds to the Company with respect to the 2041 Notes net of underwriting discounts and commissions of 0.750%, before expenses, was 98.079% of par.  The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement on Form S-3 (File No. 333-171048) of the Company.  The Notes are being issued pursuant to a Senior Debt Securities Indenture, dated as of September 24, 2001, between the Company and Wells Fargo Bank, National Association, as trustee.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Terms Agreement, dated November 29, 2011, between The Walt Disney Company and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of 0.875% Global Notes Due 2014.

4.2	Form of 4.125% Global Notes Due 2041.

5.1	Opinion of Dewey & LeBoeuf LLP relating to the Notes.

23.1	Consent of Dewey & Leboeuf LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

	By:	/s/ Roger J. Patterson
	Name:	Roger J. Patterson
	Title:	Managing Vice President, Counsel
Registered In-House Counsel

Dated:December 1, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1

Terms Agreement, dated November 29, 2011, between The Walt Disney Company and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of 0.875% Global Notes Due 2014.

4.2	Form of 4.125% Global Notes Due 2041.

5.1	Opinion of Dewey & LeBoeuf LLP relating to the Notes.

23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1 above).